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                                                                    EXHIBIT 23.1



                            INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in this Registration Statement (No. 333-13203) of Unify Corporation on Form S-8 of our report dated May 16, 1997, appearing in this Annual Report on Form 10-K of Unify Corporation for the year ended April 30, 1997.


DELOITTE & TOUCHE LLP

San Jose, California
July 23 , 1997


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